REPORTING METRICS
FY'20 PREVIEW

PTC Investor Relations

September 2019

SAFE HARBOR STATEMENT

This presentation includes forward-looking statements regarding PTC's future financial and growth expectations that involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks include: the macroeconomic and/or global manufacturing climates may deteriorate due to, among other items, the geopolitical environment, including the U.S. Administration's focus on technology transactions with non-U.S. entities and potential expanded prohibitions, and ongoing trade tensions and tariffs, which could cause our customers to delay purchases of, or not purchase, our solutions; customers may purchase competitive solutions rather than ours if we do not provide compelling solutions, which could adversely affect our growth rates and revenue; our strategic alliances and partner ecosystem may not generate the revenue we expect if those partners are unable to successfully sell our solutions; as well as other risks and uncertainties described in PTC's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission.

IMPORTANT INFORMATION ABOUT OPERATING AND NON-GAAP FINANCIAL MEASURES

This presentation includes operating and non-GAAP financial measures and targets. Our operating measures are described on slide 15 of this presentation. Our non-GAAP financial measures differ from financial measures prepared in accordance with GAAP and are described in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

BACKGROUND

- On January 1st, 2019 PTC ended sales of perpetual software licenses for substantially all products on a global basis, which was the final stage in the company's transition to selling subscription-based software.
- Customers have readily migrated to our subscription offerings as evidenced by YTD double-digit new ARR growth. Q3'19 recurring software revenue accounted for 96% of total software revenue.
- The ASC 606 accounting standard introduces significant income statement volatility for on-premises subscription software companies like PTC, reducing the utility of traditional financial measures for understanding business performance. As such, beginning in FY'20 we will be providing new guidance and reporting metrics that are consistent with a recurring revenue software business to supplement our financial statements.
- We believe these supplemental metrics will provide investors with a deeper understanding of the underlying performance of our business and the long-term value we expect our subscription model to create.
- To help illustrate the new metrics and to provide additional insight into our operating performance, we are sharing a framework to help model annual adjusted free cash flow. We are also providing, on a one-time basis, ARR trends across our portfolio of businesses for FY'17, FY'18 and FY'19 (based on the midpoint of guidance for FY'19).

GUIDANCE AND REPORTING METRICS

	FY'19	FY'20
Operating	• Perpetual Equivalent Bookings (PEB) • Subscription ACV • Subscription % of PEB	• ARR (as defined on slide 5)
Financial	• ASC 606 P&L • ASC 605 P&L • Free Cash Flow	• Free Cash Flow • ASC 606 P&L Highlights

"ARR" RE-DEFINED

- Beginning in FY'20 we are revising our ARR definition. ARR will represent the annualized value of our portfolio of recurring customer arrangements as of the end of the reporting period, including subscription software, cloud, and support contracts. This is a change from our current definition where ARR is based on the annualized value of quarterly reported recurring revenue under ASC 605.

- We believe ARR is a valuable operating metric to measure the health of a subscription business because it captures:
  - Subscription and support ARR from existing customer expansions and from new customers
  - Net churn (gross churn net of pricing)



$899M
Cloud
Support
Subscription
$73M
$183M
12% YoY Growth
$1,009M
Cloud
Support
Subscription
$72M
$198M
12% YoY Growth
$1,134M
Cloud
Support
Subscription
FY'17 ARR
Net Churn
New ARR
FY'18 ARR
Net Churn
New ARR
FY'19E ARR

Note: ARR reflects our new definition and for all periods assumes the same Fx rates as for FY'19.

FY'20 ARR GROWTH SENSITIVITY MODEL

Change in Churn FY'20 YoY	Change in New ARR - FY'20 YoY: -15%	-10%	-5%	0%	5%	10%	15%	20%
3%	11%	12%	12%	13%	14%	15%	16%	17%
2%	10%	11%	11%	12%	13%	14%	15%	16%
1%	9%	10%	10%	11%	12%	13%	14%	15%
0%	8%	9%	9%	10%	11%	12%	13%	14%
-1%	7%	8%	8%	9%	10%	11%	12%	13%
-2%	6%	7%	7%	8%	9%	10%	11%	12%
-3%	5%	6%	6%	7%	8%	9%	10%	11%

- The sensitivity model is based on assumed FY'19 ending ARR of ~$1.134B, assumed new ARR of ~$198M and assumed net churn of ~$72M (or 7%).
- ARR growth is 5x more leveraged to changes in churn rates vs. changes in new ARR growth rates.
- For example, given the relative size of new ARR in FY'19, if FY'20 new ARR was flat YoY, and there was no improvement in churn, ARR would grow about 10% in FY'20.

FREE CASH FLOW MODEL

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	FY'18 ASC 605		FY'19 ASC 605[1]		FY'19 ASC 606[1]	
Annualized Recurring Revenue (ARR)	**1,009**	**1,009**	**1,134**	**1,134**	**1,134**	**1,134**
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Perpetual revenue	110	110	74	74	71	71
Professional services revenue	153	169	159	159	167	167
Cash generation	**1,272**	**1,288**	**1,367**	**1,367**	**1,372**	**1,372**
Cost of revenue	(326)	(288)	(316)	(277)	(323)	(284)
Operating expenses	(842)	(734)	(898)	(741)	(881)	(724)
Subtotal expenses	(1,168)	(1,022)	(1,214)	(1,018)	(1,204)	(1,008)
Contribution margin	104	266	153	349	168	364
Contribution margin %	**8%**	**21%**	**11%**	**26%**	**12%**	**27%**
Depreciation	29	29	25	25	25	25
Capex	(36)	(36)	(44)	(44)	(44)	(44)
Other income and expense	(45)	(45)	(40)	(40)	(40)	(40)
Cash taxes	(23)	(23)	(37)	(37)	(37)	(37)
Other[2]	185	23	208	12	193	(3)
Total other items impacting cash flow	110	(52)	112	(84)	97	(99)
Adjusted free cash flow (FCF)	**214**	**214**	**265**	**265**	**265**	**265**
Net cash provided by operating activities	**247**	**247**	**284**	**284**	**284**	**284**
Capex	(36)	(36)	(44)	(44)	(44)	(44)
Free cash flow	**211**	**211**	**240**	**240**	**240**	**240**
Restructuring payments	(3)	(3)	(25)	(25)	(25)	(25)
Adjusted free cash flow (FCF)	**214**	**214**	**265**	**265**	**265**	**265**

(1)Represents the midpoint of FY'19 guidance.

(2)Includes Fx, changes in working capital, and for GAAP figures, includes stock-based compensation and amortization of intangibles.

ARR BUSINESS TRENDS
(ONE-TIME SNAPSHOT)

CAD ARR GROWING 9% IN FY'19


$Millions
500
400
300
200
100
0
$412M
10% YoY
$454M
9% YoY
$493M
FY'17
FY'18
FY'19E
Susbscription
Support

- CAD ARR is expected to grow 9% in FY'19, despite softer sales in the six countries where we discontinued perpetual license sales on January 1, 2019.
- CAD ARR is benefitting from solid new ARR and improving churn.
- Industry analysts estimate CAD market growth of 4%.

Note: ARR reflects our new definition and for all periods assumes the same Fx rates as for FY'19.

PLM ARR GROWTH ACCELERATING IN FY'19


$Millions
350
300
250
200
150
100
50
0
$251M
12% YoY
$281M
15% YoY
$322M
FY'17
FY'18
FY'19E
Subscription
Support
Cloud

- PLM ARR growth is expected to accelerate from 12% to 15% YoY in FY'19, driven by strong new ARR along with improving churn.
- Industry analysts estimate PLM market growth of 6%.

Note: ARR reflects our new definition and for all periods assumes the same Fx rates as for FY'19.

SOLID IOT AND AUGMENTED REALITY ARR GROWTH

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$Millions
160
140
120
100
80
60
40
20
0
$76M
39% YoY
$106M
33% YoY
$141M
FY'17
FY'18
FY'19E
Subscription
Support
Cloud

- ARR is expected to grow 33% YoY in FY'19. Subscription ARR is expected to grow ~35% YoY in FY'19, in a market estimated to be growing 30% to 40%.
- Kepware perpetual licenses do not impact ARR (estimate $30M in FY'19).

Note: ARR reflects our new definition and for all periods assumes the same Fx rates as for FY'19.

PRODUCTIVITY ZONE ARR GROWING DESPITE HEADWINDS



$Millions
200
180
160
140
120
100
80
60
40
20
0
$160M
5% YoY
$168M
6% YoY
$178M
FY'17
FY'18
FY'19G
Subscription
Support
Cloud

- ARR growth in our Productivity Zone businesses is expected to remain in the mid-single digits in FY'19.
- ARR growth driven by strong product positioning and healthy retention rates in these businesses despite the strategic shift in sales resources impacting new ARR.
- Market growth rate not applicable given the variation among these businesses.

Note: ARR reflects our new definition and for all periods assumes the same Fx rates as for FY'19.

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RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES

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PTC Inc.
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (UNAUDITED)
(in millions)

	FY'18 ASC 605	FY'19 (1) ASC 605	FY'19 (1) ASC 606
GAAP professional services revenue	$ 153	$ 159	$ 167
Fair value adjustment of acquired deferred services revenue	16	-	-
Non-GAAP professional services revenue	$ 169	$ 159	$ 167
GAAP cost of revenue	$ 326	$ 316	$ 323
Stock-based compensation	(11)	(12)	(12)
Amortization of acquired intangible assets	(27)	(27)	(27)
Non-GAAP cost of revenue	$ 288	$ 277	$ 284
GAAP operating expenses	$ 842	$ 898	$ 881
Stock-based compensation	(71)	(87)	(87)
Amortization of acquired intangible assets	(31)	(24)	(24)
Acquisition-related and other transactional charges	(2)	(1)	(1)
Restructuring and other charges, net	(4)	(45)	(45)
Non-GAAP operating expenses	$ 734	$ 741	$ 724
GAAP other items impacting cash flow (2)	$ 185	$ 208	$ 193
Fair value adjustment of acquired deferred revenue	(16)	-	-
Stock-based compensation	(82)	(99)	(99)
Amortization of acquired intangible assets	(58)	(51)	(51)
Acquisition-related and other transactional charges	(2)	(1)	(1)
Restructuring and other charges, net	(4)	(45)	(45)
Non-GAAP other items impacting cash flow (2)	$ 23	$ 12	$ (3)

(1) Represents the midpoint of FY'19 guidance
(2) Other items impacting cash flow includes foreign exchange impacts, changes in working capital, and for GAAP, stock-based compensation and amortization of intangible assets.

OPERATING AND NON-GAAP FINANCIAL MEASURES

We provide operating and non-GAAP financial measures to supplement our GAAP financial results. These measures are not a substitute for our GAAP financial results and should be used in conjunction with our GAAP financial statements.

Annualized Recurring Revenue (ARR), as revised for FY'20 and used in this presentation, represents the annualized value of our portfolio of recurring customer arrangements as of the end of a reporting period, including subscription software, cloud and support contracts. Because this measure represents the annualized value of recurring customer contracts as of the end of a reporting period, ARR does not represent revenue for any particular period or remaining revenue that will be recognized in future periods.

Free Cash Flow is net cash provided by (used in) operating activities less capital expenditures.

Adjusted Free Cash Flow is Free Cash Flow excluding restructuring payments.

Free Cash Flow and Adjusted Free Cash Flow are not measures of cash available for discretionary expenditures.